UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 - “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

At 3pm Pacific time on May 20, 2014, Advanced Photonix, Inc. (the “Company”) will make a presentation at the B. Riley Investor Conference.  As part of the presentation, certain unaudited sales by market information for the fiscal year ended March 31, 2014 will be included.  The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The presentation will also be posted on the Company’s website at following web link: http://www.advancedphotonix.com.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 - “Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

At 3pm Pacific time on May 20, 2014, Advanced Photonix, Inc. (the “Company”) will make a presentation at the B. Riley Investor Conference.  As part of the presentation, certain unaudited sales by market information for the fiscal year ended March 31, 2014 will be included.  The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The presentation will also be posted on the Company’s website at following web link: http://www.advancedphotonix.com.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

99.1	Advanced Photonix, Inc. Presentation Dated May 20, 2014.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

	By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated: May 20, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Advanced Photonix, Inc. Presentation Dated May 20, 2014.*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Exchange Act.